As filed with the Securities and Exchange Commission on October 31, 1996

                                                        Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             SUN MICROSYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                                        94-2805249
  (State of Incorporation)                              (I.R.S. Employer
                                                      Identification Number)

                               2550 Garcia Avenue
                            Mountain View, CA 94043
                                 (415) 960-1300
   (Address and telephone number of Registrant's principal executive offices)

                          ---------------------------

                         1989 FRENCH STOCK OPTION PLAN
                            (Full Title of the Plan)

                      -------------------------------------

                                Scott G. McNealy
                                   President
                             SUN MICROSYSTEMS, INC.
                               2550 Garcia Avenue
                            Mountain View, CA 94043
                                 (415) 960-1300
           (Name, address and telephone number of agent for service)

                      -------------------------------------

                                    Copy to:

                               Judith M. O'Brien
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
                                                                        Proposed
                                                                        Maximum          Proposed
                                                         Amount         Offering          Maximum          Amount of
                                                         to be          Price Per        Aggregate        Registration
Title of Securities to be Registered                    Registered        Share         Offering Price        Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.00067 par value, to be issued
pursuant to the 1989 French Stock Option. . . . . .   150,000 shares   $58.6875(1)     $8,803,125.00(1)     $2,667.62
------------------------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457 (c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the Nasdaq National Market System on October 29, 1996.

        The contents of the Registrant's Forms S-8 Registration Statements, Registration No.'s 33-28505 and 33-51129, dated May 3, 1989 and November 22, 1993, respectively, relating to the 1989 French Stock Option Plan are incorporated herein by reference.

            PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

        Exhibit
        Number          Documents
        -------         ---------

        4.1     1989 French Stock Option Plan

        5.1     Opinion of Counsel as to legality of securities being registered

        23.1    Consent of Counsel (contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (see page II-3)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 30th day of October, 1996.

                                   SUN MICROSYSTEMS, INC.


                                   By:    /s/ MICHAEL E. LEHMAN
                                      ----------------------------------------
                                       Michael E. Lehman, Vice President
                                         and Chief Financial Officer

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                                Title           Date
          ---------                                -----           ----
   /s/  SCOTT G. McNEALY       Chairman of the Board           October 30, 1996
---------------------------    of Directors, President
       (Scott G. McNealy)      and Chief Executive Officer
                               (Principal Executive Officer)

  /s/  MICHAEL E. LEHMAN       Vice President and              October 30, 1996
---------------------------    Chief Financial Officer
      (Michael E. Lehman)      (Principal Financial Officer)

  /s/  GEORGE REYES            Vice President and              October 30, 1996
---------------------------    Controller (Principal
      (George Reyes)           Accounting Officer)

  /s/  L. JOHN DOERR           Director                        October 30, 1996
---------------------------
      (L. John Doerr)

  /s/  ROBERT J. FISHER        Director                        October 30, 1996
---------------------------
      (Robert J. Fisher)

  /s/  JUDITH L. ESTRIN        Director                        October 30, 1996
---------------------------
      (Judith L. Estrin)

  /s/  ROBERT L. LONG          Director                        October 30, 1996
---------------------------
      (Robert L. Long)

  /s/  M. KENNETH OSHMAN       Director                        October 30, 1996
---------------------------
      (M. Kenneth Oshman)

---------------------------    Director                        October 30, 1996
      (A. Michael Spence)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                            ------------------------
                                    EXHIBITS
                            ------------------------



                       Registration Statement on Form S-8

                             SUN MICROSYSTEMS, INC.

                                October 31, 1996

                             SUN MICROSYSTEMS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS

        Exhibit
        Number          Description
        -------         -----------

        4.1     1989 French Stock Option Plan

        5.1     Opinion of counsel as to legality of securities being registered

        23.1    Consent of Counsel (contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (contained in page II-3)